EXHIBIT 10.2

                                STONERIDGE, INC.

                                  $200,000,000

                          11 1/2% Senior Notes due 2012

                               PURCHASE AGREEMENT

                                                              New York, New York
                                                                  April 25, 2002

Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
NatCity Investments, Inc.
   As Representatives of the several Initial Purchasers
   named in Schedule I hereto
c/o Deutsche Bank Securities Inc.
31 West 52nd Street
New York, New York  10019

Ladies and Gentlemen:

               Stoneridge, Inc., a corporation organized under the laws of Ohio (the "Company"), and the guarantors named in Schedule II hereto (the
      -------
"Guarantors" and, together with the Company, the "Issuers"), jointly and
 ----------                                       -------
severally, propose to issue and sell to the several initial purchasers named in
Schedule I hereto (the "Initial Purchasers"), for whom you (the
                        ------------------
"Representatives") are acting as representatives, $200,000,000 principal amount
 ---------------
of its 11 1/2% Senior Notes due 2012 (the "Securities"). The Securities are to
                                           ----------
be issued under an indenture (the "Indenture"), to be dated as of May 1, 2002,
                                   ---------
among the Issuers and Fifth Third Bank, as trustee (the "Trustee"). The
                                                         -------
Securities have the benefit of the guarantees (the "Guarantees") provided for in
                                                    ----------
the Indenture and, unless the context otherwise requires, any reference to the "Securities" shall include a reference to the related Guarantees. The Securities also have the benefit of a registration rights agreement (the "Registration
                                                               ------------
Rights Agreement") of even date herewith among the Issuers and the Initial
----------------
Purchasers, pursuant to which the Issuers have agreed to register the Securities under the Act subject to the terms and conditions therein specified. To the extent there are no additional parties listed on Schedule I other than you, the term Representatives as used herein shall mean you as the Initial Purchasers, and the terms Representatives and Initial Purchasers shall mean either the singular or plural as the context

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                                      -2-

requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 17 hereof.

               The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

               In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum, dated April 15, 2002 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Preliminary
                                                        -----------
Memorandum"), and a final offering memorandum, dated April 25, 2002 (as amended
----------
or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Final Memorandum").
                                                            ----------------
Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Issuers and the Securities. Each Issuer hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms "amend," "amendment" or "supplement" with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the Execution Time which is incorporated by reference therein. The Issuers understand that the Initial Purchasers propose to make offers and sales of the Securities purchased by the Initial Purchasers hereunder only on the terms and in the manner set forth in the Final Memorandum, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered,
(i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers (as defined in Rule 144A under the Act) in transactions under Rule 144A under the Act and (ii) outside the United States to persons other than U.S. persons in reliance upon and in compliance with Regulation S under the Act.

               1.  Representations and Warranties. The Issuers, jointly and
                   ------------------------------
severally, represent and warrant to each Initial Purchaser as set orth below in this Section 1.

               (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time and on the Closing Date, the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers
                                            --------  -------
make no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity

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                                      -3-

with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein. Any document incorporated by reference in the Preliminary Memorandum and/or the Final Memorandum, when filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

               (b) None of the Issuers, nor any of their respective Affiliates, nor any person acting on any of their behalf has, directly or indirectly, made offers or sales of any security (as defined in Section 2(a)(1) of the Act), or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

               (c) None of the Issuers, nor any of their respective Affiliates, nor any person acting on any of their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

               (d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

               (e) None of the Issuers, nor any of their respective Affiliates, nor any person acting on any of their behalf has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

               (f) The Issuers have been advised by the NASD's PORTAL Market that the Securities have been designated PORTAL-eligible securities in accordance with the rules and regulations of the NASD.

               (g) No Issuer is, nor after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will be, an "investment company" within the meaning of the Investment Company Act, without taking account of any exemption arising out of the number of holders of such Issuer's securities.

               (h) The Company is subject to and in material compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

               (i) No Issuer has paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities or any other securities of such Issuer that are similar to the Securities (except as contemplated by this Agreement).

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                                       -4-

               (j) No Issuer has taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Securities.

               (k) The information provided by any Issuer pursuant to Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (l) Each of the Issuers and their respective subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except for such jurisdictions in which the failure to be so qualified or to be in good standing, singly or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole.

               (m) All the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock of such subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

               (n) The Company's capitalization is as set forth in the Final Memorandum.

               (o) The statements in the Final Memorandum under the heading "Certain United States Federal Tax Considerations," "Description of the Notes" and "Description of Credit Facility" fairly and accurately summarize the matters therein described.

               (p) This Agreement has been duly authorized, executed and delivered by the Issuers; the Indenture has been duly authorized and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by the Issuers, will constitute a legal, valid, binding instrument enforceable against the Issuers in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Securities have been duly authorized, and, when

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                                      -5-

executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers under this Agreement, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Exchange Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered as contemplated by the Registration Rights Agreement, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Guarantees have been duly authorized, and, when the Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, will have been duly executed and delivered by the Guarantors and will constitute the legal, valid and binding obligations of the Guarantors entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the Registration Rights Agreement has been duly authorized and, when executed and delivered by the Issuers, will constitute the legal, valid, binding and enforceable instrument of the Issuers (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

               (q) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Indenture or the Registration Rights Agreement, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Final Memorandum and the Registration Rights Agreement.

               (r) Neither the execution and delivery of the Indenture, this Agreement or the Registration Rights Agreement, nor the issuance and sale of the Securities, nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of any Issuer or any of its subsidiaries pursuant to, (i) the charter or by-laws of any Issuer or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which such Issuer or any of its subsidiaries is a party or bound or to which its or their property is subject, except for such conflicts, breaches or violations or impositions of any lien, charge or encumbrance which, singly or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to such Issuer or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Issuer or any of its subsidiaries or any of its or their properties.

               (s) The consolidated historical financial statements of the Company and its consolidated subsidiaries included in the Final Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption "Selected Historical and Pro Forma Consolidated Financial Data" in the Final Memorandum fairly present, on the basis stated in the Final Memorandum, the information included therein; the pro forma financial data included in the Final Memorandum include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial data included in the Final Memorandum; the pro forma financial data included in the Final Memorandum comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act; and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those data.

               (t) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Issuer or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Issuers, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture or the Registration Rights Agreement, or the consummation of any of the transactions contemplated hereby or thereby; or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

               (u) Each Issuer and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

               (v) No Issuer nor any subsidiary of any Issuer is in violation or default of (i) any provision of its charter or bylaws; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to such Issuer or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Issuer or such subsidiary or any of its properties, as applicable, except, with respect to clauses (ii) and (iii), for such violations or defaults which, singly or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole.

               (w)  Arthur Andersen LLP ("AA"), who have certified certain
                                          --
financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included in the Final Memorandum, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

               (x) Each Issuer has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

               (y) No labor problem or dispute with the employees of any Issuer or any of its subsidiaries exists or is threatened or imminent, and no Issuer is aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

               (z) Each Issuer and each of its material subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring any Issuer or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; each Issuer and its material subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by any Issuer or any of its material subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; no Issuer nor any of its material subsidiaries has been refused any insurance coverage sought or applied for; and no Issuer nor any of its material subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

               (aa) No subsidiary of any Issuer is currently prohibited, directly or indirectly, from paying any dividends to such Issuer, from making any other distribution on such subsidiary's capital stock, from repaying to such Issuer any loans or advances to such subsidiary from such Issuer or from transferring any of such subsidiary's property or assets to such Issuer or any other subsidiary of such Issuer, except as described in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

               (bb) Each Issuer and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except for such licenses, certificates, permits and other authorizations the failure of which to possess, singly or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole, and no Issuer nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

               (cc) Each Issuer and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are exe-
cuted in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (dd) Each Issuer and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have received and are in compliance with all
  ------------------
permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto); except as set forth in the Final Memorandum, no Issuer nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

               (ee) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

               (ff) With such exceptions as, singly or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole: the Company and its sub-
sidiaries have fulfilled their obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations thereunder with
                                   -----
respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations) in which employees of such Issuer and/or such subsidiary are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations; neither the Company nor any of its subsidiaries have incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

               (gg) The statistical and market-related data included or incorporated in the Final Memorandum are based on or derived from sources which the Company believes to be reliable and accurate.

               (hh) With such exceptions as, singly or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, the Issuers and their respective subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual
                                                             ------------
Property") necessary for the conduct of their respective businesses as now
--------
conducted or as proposed in the Final Memorandum to be conducted. Except as set forth in the Final Memorandum under the heading "Business -- Patents and Intellectual Property" and with such exceptions as, singly or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, (a) there are no rights of third parties to any such Intellectual Property; (b) there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Issuers' knowledge, threatened action, suit, proceeding or claim by others challenging any Issuer's rights in or to any such Intellectual Property, and no Issuer is aware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Issuers' knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and no Issuer is aware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or, to the Issuers' knowledge, threatened action, suit, proceeding or claim by others that any Issuer infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and no Issuer is aware of any other fact which would form a reasonable basis for any such claim; (f) there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Final Memorandum as being owned by or licensed to any Issuer or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which any Issuer is aware that may render any U.S. patent held by any Issuer invalid or any U.S. patent application held by any Issuer unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

               (ii) The statements contained in the Final Memorandum under the headings "Risk Factors -- Risk Factors Related to Our Business," "Business
-- Patents and Intellectual Property," "Business -- Environmental and Other Regulations," "Business -- Legal Proceedings" and "Certain Relationships and Related Party Transactions," insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

               (jj) Except as disclosed in the Final Memorandum, no Issuer (i) has any material lending or other relationship with any bank or lending affiliate of any Initial Purchaser and (ii) intends to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any Initial Purchaser.

               (kk) The Company has received from AA (i) a letter dated March 15, 2002 concerning AA's quality controls in connection with AA's audit of the audited financial statements of the Company and its consolidated subsidiaries included in the Final Memorandum and (ii) a letter dated April 9, 2002 concerning AA's quality controls in connection with AA's review of the unaudited interim financial statements of the Company and its consolidated subsidiaries included in the Final Memorandum (collectively, the "AA Representation
                                                     -----------------
Letters"), in each case including representations regarding the continuity of
-------
AA's personnel working on the audit or review, as the case may be, the availability of national office consultation and the availability of personnel at foreign affiliates of AA to conduct relevant portions of the audit or review, as the case may be. Neither of the AA Representation Letters has been rescinded and the Company has no reason to believe that the representations contain in the AA Representation Letters are not true and correct in all respects.

               Any certificate signed by any officer of any Issuer and delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by such Issuer, as to matters covered thereby, to each Initial Purchaser.

               2.   Purchase and Sale. Subject to the terms and conditions and
                    -----------------
in reliance upon the representations and warranties herein set forth, the Issuers, jointly and severally, agree to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuers, at a purchase price of 97.25% of the principal amount thereof, the principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule I hereto.

               3.   Delivery and Payment. Delivery of and payment for the
                    --------------------
Securities shall be made at 10:00 A.M., New York City time, on May 1, 2002, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date").
                                                                 ------------
Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

               4.   Offering by Initial Purchasers. Each Initial Purchaser,
                    ------------------------------
severally and not jointly, represents and warrants to and agrees with each Issuer that:

               (a) It is either a qualified institutional buyer (as defined in Rule 144A under the Act) or an accredited investor (within the meaning of Rule 501(a) of the Act).

               (b) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A; or (ii) in accordance with the restrictions set forth in Exhibit A hereto.

               (c) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

               5.   Agreements. The Issuers, jointly and severally, agree with
                    ----------
each Initial Purchaser that:

               (a) The Issuers will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

               (b) The Issuers will not amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Representatives; provided, however, that, prior to the
                                          --------  -------
          completion of the distribution of the Securities by the Initial Purchasers (as determined by the Initial Purchasers), no Issuer will file any document under the Exchange Act that is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, such Issuer has furnished the Representatives with a copy of such document for their review and the Representatives have not reasonably objected to the filing of such document. The Issuers will promptly advise the Representatives when any document filed under the Exchange Act that is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

                    (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Issuers promptly (i) will notify the Representatives of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

                    (d) The Issuers will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event
                                                   --------
          shall any Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Issuers will promptly advise the Representatives of the receipt by any Issuer of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                    (e) The Issuers will not, and will not permit any of their respective Affiliates to, resell any Securities that have been acquired by any of them.

                    (f) None of the Issuers, nor any of their respective Affiliates, nor any person acting on any of their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

               (g) None of the Issuers, nor any of their respective Affiliates, nor any person acting on any of their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

               (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each Issuer will, during any period in which it is not subject to and in compliance with
          Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

               (i) None of the Issuers, nor any of their respective Affiliates, nor any person acting on any of their behalf will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

               (j) Each Issuer will cooperate with the Representatives and use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

               (k) No Issuer will for a period of 90 days following the Execution Time, without the prior written consent of Deutsche Bank Securities Inc., offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by such Issuer or any Affiliate of such Issuer or any person in privity with such Issuer or any Affiliate of such Issuer), directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by such Issuer (other than the Securities).

               (l) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (m) The Issuers, jointly and severally, agree to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture and the

          Registration Rights Agreement, the issuance of the Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the Preliminary Memorandum and Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Memorandum and Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities;
          (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers (which shall be approximately $5,000) relating to such registration and qualification); (vii) admitting the Securities for trading in the PORTAL Market; (viii) the transportation and other expenses incurred by or on behalf of Issuer representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of any Issuer's accountants and the fees and expenses of counsel (including local and special counsel) for any Issuer; and (x) all other costs and expenses incident to the performance by any Issuer of its obligations hereunder. It is understood and agreed that, except as set forth above and in Section 7 hereof, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on the resale of the Securities by them and any advertising expenses connected with any offer they make.

               6.   Conditions to the Obligations of the Initial Purchasers. The
                    -------------------------------------------------------
obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuers contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their obligations hereunder and to the following additional conditions:

               (a) The Company shall have requested and caused Baker & Hostetler LLP, counsel for the Issuers, and Burns & Levinson LLP, Massachusetts special counsel for Stoneridge Control Devices, Inc., to furnish to the Representatives their opinions, dated the Closing Date and addressed to the Representatives, collectively to the effect that:

                    (i) each of the Issuers has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except for such jurisdictions in which the failure to be so qualified or to be in good standing, singly or in the aggregate, would not have a material adverse effect on the cond tion (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole;

                    (ii) all outstanding shares of capital stock of the Company and each Guarantor have been duly and validly authorized and issued and are fully paid and nonassessable, and, to the knowledge of such counsel and except as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock of the Guarantors are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interest and, after due inquiry, any other security interests, claims, liens or encumbrances; the Company's capitalization is as set forth in the Final Memorandum;

                    (iii) the Indenture has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against each Issuer in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Securities have been duly and validly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers under this Agreement, will constitute legal, valid, binding and enforceable obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Exchange Securities have been duly and validly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered as contemplated by the Registration Rights Agreement, will constitute legal, valid, binding and enforceable obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Guaran-tees have been duly and validly authorized and, when the Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers under this Agreement, will constitute legal, valid, binding and enforceable obligations of the Guarantors entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Registration Rights Agreement has been duly authorized, executed and delivered and constitutes the legal, valid, binding and enforceable instrument of each Issuer (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the statements set forth under the heading "Description of the Notes" in the Final Memorandum, insofar as such statements purport to summarize certain provisions of the Securities, the Indenture and the Registration Rights Agreement, provide a fair summary of such provisions;

                    (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Issuer or any of its subsidiaries or its or their property that is not adequately disclosed in the Final Memorandum, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding would not singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole; and the statements in the Final Memorandum under the headings "Certain United States Federal Tax Considerations" and "Description of Credit Facility," in each case insofar as the statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly summarize the matters therein described;

                    (v) such counsel has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express a belief) at the Execution Time and on the Closing Date the Final Memorandum contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

                    (vi) this Agreement has been duly authorized, executed and delivered by each Issuer;

                    (vii) each Issuer has all requisite corporate power and authority, has taken all requisite corporate action necessary to enter into and perform this Agreement, the Indenture, the Registration Rights Agreement and the Securities, and no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Indenture and the Registration Rights Agreement, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Securities by the Initial Purchasers in the manner contemplated in this Agreement and the Final Memorandum and the Registration Rights Agreement and such other approvals (specified in such opinion) as have been obtained;

                    (viii) neither the execution and delivery of the Indenture, this Agreement or the Registration Rights Agreement, the issue and sale of the Securities, nor the performance of its obligations will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or asset of any Issuer or its subsidiaries pursuant to,
               (i) the charter or by-laws of such Issuer or any of its subsidiaries; (ii) to such counsel's knowledge, the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which such Issuer or any of its subsidiaries is a party or bound or to which their respective properties is subject, except for such conflicts, breaches or violations or impositions of any lien, charge or encumbrance which, singly or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole; (iii) any statute, law, rule or regulation applicable to such Issuer or any of its subsidiaries; or (iv) to such counsel's knowledge, any judgment, order or decree applicable to such Issuer or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Issuer, any of its subsidiaries or any of their respective properties;

                    (ix) assuming the accuracy of the representations and warranties and compliance with the agreements contained herein, no registration of the Securities under the Act, and no qualification of an indenture under the Trust Indenture Act, are required for the offer and sale by the Initial Purchasers of the Securities in the manner contemplated by this Agreement; and

                       (x) no Issuer is, nor after giving effect to the offering
               and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will be, an "investment company" as defined in the Investment Company Act without taking account of any exemption arising out of the number of holders of such Issuer's securities.

               In rendering such opinions, such counsel may rely (A) as to matters involving the application of the laws of any jurisdiction other than (i) in the case of Baker & Hostetler, LLP, Ohio and Texas and the Federal laws of the United States and (ii) in the case of Burns & Levinson LLP, Massachusetts and the Federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Issuers and public officials. In addition, in rendering its opinion, Baker & Hostetler LLP may assume as to matters involving the laws of New York, to the extent it deems proper and specified in such opinion, that the laws of New York are identical to the laws of Ohio. References to the Final Memorandum in this Section 6(a) include any amendment or supplement thereto at the Closing Date.

               (b) The Representatives shall have received from Cahill Gordon & Reindel, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (c) Each Issuer shall have furnished to the Representatives a certificate of such Issuer, signed by the Chairman of the Board or the President and the principal financial or accounting officer of such Issuer, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

                       (i) the representations and warranties of such Issuer in
               this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and such Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

                 (ii) since the date of the most recent financial statements included in the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of such Issuer and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          (d) At the Execution Time and at the Closing Date, the Company shall have requested and caused AA to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable rules and regulations thereunder, that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended March 31, 2002 and as at March 31, 2002, and stating in effect that:

                 (i) in their opinion the audited financial statements included in the Final Memorandum and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

                 (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with the standards established under Statement on Auditing Standards No. 71 of the unaudited interim financial information for the three-month period ended March 31, 2002 and as at March 31, 2002; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit and compensation committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2001, nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements included in the Final
               Memorandum do not comply in form in all material respects with applicable accounting requirements of the Act and the Exchange Act and with the published rules and regulations of the Commission with respect to financial statements included in quarterly reports on Form

               10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Final Memorandum; or

                    (2) with respect to the period subsequent to March 31, 2002, there were any changes, at a specified date not more than five days prior to the date of the letter, in the total debt or long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company or total assets or working capital of the Company and its subsidiaries as compared with the amounts shown on the March 31, 2002 consolidated balance sheet included in the Final Memorandum, or for the period from April 1, 2002 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net sales, operating income or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                    (3) the financial information included in the Final
               Memorandum is not in conformity in all material respects with the disclosure requirements of Regulation S-K; or

                    (4) the unaudited amounts of any capsule information
               included in the Final Memorandum do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included in the Final Memorandum or do not conform with generally accepted accounting principles;

                 (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) included in the Final Memorandum agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                 (iv) on the basis of a reading of the unaudited pro forma financial data (the "pro forma financial data") included in the Final Memorandum; carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial data, nothing came to their attention which caused them to believe that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Final Memorandum in this Section 6(d) include any amendment or supplement thereto at the date of the applicable letter.

          (e) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (d) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of any Issuer and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          (f) The Securities shall have been designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD, and the Securities shall be eligible for clearance and settlement through The Depositary Trust Company.

          (g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (h) On the Closing Date, the Company shall have furnished to the Representatives evidence satisfactory to the Representatives of the execution and delivery of the Credit Agreement to be dated on or prior to the Closing Date among the Company, as borrower, the lending institutions named therein, as lenders, and National City Bank, as agent.

          (i) On the Closing Date, the Company shall have furnished to the Representatives evidence satisfactory to the Representatives of the repayment in full of all amounts outstanding under the Credit Agreement dated as of December 30, 1998, as amended, among the Company, as borrower, the lending institutions named therein, as lenders, DLJ Capital Funding, Inc., as syndication agent, National City Bank, as administrative agent and collateral agent, and PNC Bank, National Association, as documentation agent.

          (j) On the Closing Date, the AA Representation Letters shall not have been rescinded and the Company shall have no reason to believe that the representations in the AA Representation Letters are not true and correct in all respects.

          (k) Prior to the Closing Date, the Issuers shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 will be delivered at the office of Baker & Hostetler LLP, counsel for the Issuers, at 3200 National City Center, 1900 East 9th Street, Cleveland, Ohio, on the Closing Date.

          7. Reimbursement of Expenses. If the sale of the Securities provided
             -------------------------
for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof (except for Section 10(a)(iv) hereof) or because of any refusal, inability or failure on the part of any Issuer to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Issuers, jointly and severally, agree to reimburse the Initial Purchasers severally through Deutsche Bank Securities Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8. Indemnification and Contribution. (a) The Issuers, jointly and
             --------------------------------
severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum (or in any supplement or amendment thereto) or any information provided by any Issuer to any holder or prospective purchaser of Securities pursuant to Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not
                                    --------  -------
be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchasers through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which any Issuer may otherwise have.

          (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless each Issuer, each of its directors, each of its officers, and each person who controls such Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Issuers acknowledge that the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities, the second and third sentences of the third paragraph under the heading "Private Placement" concerning the terms of the offering by the Initial Purchasers and the sixth paragraph under the heading "Private Placement" concerning stabilization, syndicate covering transactions and penalty bids in the Preliminary Memorandum and the Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

               (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified
--------  -------
party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

               (d) In the event that the indemnity provided in paragraph (a) or
(b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Initial Purchasers, in order to provide just and equitable contribution, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which an indemnified party may be subject in such
               ------
proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and by the Ini-
tial Purchasers on the other from the offering of the Securities; provided,
                                                                  --------
however, that in no case shall any Initial Purchaser (except as may be provided
-------
in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Issuers on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls an Issuer within the meaning of either the Act or the Exchange Act and each officer and director of an Issuer shall have the same rights to contribution as such Issuer, subject in each case to the applicable terms and conditions of this paragraph (d). The obligations of the Initial Purchasers to contribute pursuant to this paragraph (d) are several in proportion to their respective purchase commitments set forth in Schedule I hereto and not joint.

               (e) Notwithstanding anything to the contrary in this Section 8, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim with respect thereto.

               9.  Default by an Initial Purchaser. If any one or more Initial
                   -------------------------------
Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the amount of Secu-
rities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the
                                                  --------  -------
event that the aggregate amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

               10.  Termination. (a) This Agreement may be terminated in the
                    -----------
sole discretion of the Initial Purchasers by notice to the Company given prior to the Closing Date in the event that the Issuers shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

                  (i) any of the Issuers or their respective subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Representatives, has had or has a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, or there shall have been, in the sole judgment of the Representatives, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole (including without limitation a change in control of such Issuer), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

                  (ii) trading in securities of the Company or in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;

                  (iii) a banking moratorium shall have been declared by New York or United States authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States;

                  (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum; or

                  (v) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

               (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in
Section 11 hereof.

               11.   Representations and Indemnities to Survive. The respective
                     ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Issuers or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Issuers or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7, 8, 11 and 14 hereof shall survive the termination or cancellation of this Agreement.

               12.   Notices. All communications hereunder will be in writing
                     -------
and effective only on receipt, and, if sent to the Representatives, will be mailed or delivered to Deutsche Bank Securities Inc., at 31 West 52nd Street, New York, New York 10019 Attention: Corporate Finance Department; or, if sent to any Issuer, will be mailed or delivered to Stoneridge, Inc. at 9400 East Market Street, Warren, Ohio 44984, Attention: Kevin Bagby, with a copy to Baker & Hostetler LLP, 1900 East Ninth Street, 3200 National City Center, Cleveland, Ohio 44114, Attention: Avery Cohen, Esq.

               13.   Successors. This Agreement will inure to the benefit of and
                     ----------
be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

               14.  Applicable Law. This Agreement will be governed by and
                    --------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

               15.  Counterparts. This Agreement may be executed in one or more
                    ------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

               16.  Headings. The section headings used herein are for
                    --------
convenience only and shall not affect the construction hereof.

               17.  Definitions. The terms which follow, when used in this
                    -----------
Agreement, shall have the meanings indicated.

               "Act" shall mean the Securities Act of 1933, as amended, and he
                ---
rules and regulations of the Commission promulgated thereunder.

               "Affiliate" shall have the meaning specified in Rule 501(b) of
                ---------
Regulation D.

               "Business Day" shall mean any day other than a Saturday, a Sunday
                ------------
or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

               "Commission" shall mean the Securities and Exchange Commission.
                ----------

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
amended, and the rules and regulations of the Commission promulgated thereunder.

               "Exchange Securities" shall have the meaning specified in the
                -------------------
Registration Rights Agreement.

               "Execution Time" shall mean, the date and time that this
                --------------
Agreement is executed and delivered by the parties hereto.

               "Investment Company Act" shall mean the Investment Company Act of
                ----------------------
1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

               "NASD" shall mean the National Association of Securities Dealers,
                ----
Inc.

               "Regulation D" shall mean Regulation D under the Act.
                ------------

               "Regulation S" shall mean Regulation S under the Act.
                ------------

               "Trust Indenture Act" shall mean the Trust Indenture Act of 1939,
                -------------------
as amended, and the rules and regulations of the Commission promulgated thereunder.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Issuers and the several Initial Purchasers.

                                  Very truly yours,

                                  Stoneridge, Inc.


                                  By: /s/ Kevin P. Bagby
                                     -------------------------------
                                     Name:  Kevin P. Bagby
                                     Title: Vice President and Chief Financial
                                            Officer


                                  Stoneridge Control Devices, Inc.


                                  By: /s/ Kevin P. Bagby
                                     -------------------------------
                                     Name:  Kevin P. Bagby
                                     Title: Treasurer


                                  Stoneridge Electronics, Inc.


                                  By: /s/ Kevin P. Bagby
                                     -------------------------------
                                     Name:  Kevin P. Bagby
                                     Title: Vice President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Deutsche Bank Securities Inc.


By: /s/ Edwin E. Roland
    ----------------------------------
    Name:  Edwin E. Roland
    Title: Director


J.P. Morgan Securities Inc.


By: /s/ Gerald J. Murray
    ----------------------------------
    Name:  Gerald J. Murray
    Title: Managing Director


Morgan Stanley & Co. Incorporated


By: /s/ John F. Spence
    ----------------------------------
    Name:  John F. Spence
    Title: Managing Director


NatCity Investments, Inc.


By: /s/ Philip A. Stark
    ----------------------------------
    Name:  Philip A. Stark
    Title: Senior Vice President


As Representatives of the several Initial Purchasers named in Schedule I hereto

                                                                      SCHEDULE I

                                                          Principal Amount of
Initial Purchasers                                    Securities to Be Purchased
------------------                                    --------------------------

Deutsche Bank Securities Inc. ........................      US$120,000,000
J.P. Morgan Securities Inc. ..........................          20,000,000
Morgan Stanley & Co. Incorporated ....................          20,000,000
NatCity Investments, Inc. ............................          16,000,000
Comerica Securities, Inc. ............................          10,000,000
PNC Capital Markets, Inc. ............................          10,000,000
U.S. Bancorp Piper Jaffray Inc. ......................           4,000,000
                                                        -----------------------

Total ................................................      US$200,000,000

                                                                     SCHEDULE II

Guarantors
----------

Stoneridge Control Devices, Inc., a Massachusetts corporation
Stoneridge Electronics, Inc., a Texas corporation

                                                                       EXHIBIT A

Selling Restrictions for Offers and
Sales outside the United States

                  (1)(a) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Initial Purchaser represents and agrees that, except as otherwise permitted by Section 4(b)(i) of the Agreement to which this is an exhibit, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time; and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(b)(i) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used above have the meanings given to them by Regulation S."

                  (b) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its Affiliates or with the prior written consent of the Company.

                  (c) Terms used in this section have the meanings given to them by Regulation S.

                  (2) Each Initial Purchaser represents and agrees that (i) it has not offered or sold and, prior to the date six months after the date of issuance of the Securities, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.